UBS Series Funds

Summary Prospectus Supplement

Supplement to the summary prospectuses relating to Class A and Class P shares (the “Class AP Summary Prospectus”) and Class I shares (the “Class I Summary Prospectus”) (collectively, the “Summary Prospectuses”), each dated August 28, 2018

Includes:

•	UBS Ultra Short Income Fund

November 28, 2018

Dear Investor:

The purpose of this supplement is to update certain information contained in the Summary Prospectuses for UBS Ultra Short Income Fund (the “fund”).

First, this supplement updates certain information in the Summary Prospectuses regarding voluntary fee waivers.

Second, this supplement updates certain information in the Class AP Summary Prospectus regarding fees that may be paid to brokers for transactions in Class P shares of the fund.

I. Voluntary Fee Waivers

Effective December 1, 2018, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.06% of its advisory fee until December 31, 2018 in order to voluntarily reduce the fund’s expenses by 0.06% until December 31, 2018.

This voluntary fee waiver is in addition to the pre-existing contractual fee waiver arrangements that cap the fund’s ordinary operating expense ratio at 0.35% for Class A, 0.25% for Class P and 0.23% for Class I through August 31, 2019; the contractual cap is not being increased. The aggregate impact of both the voluntary fee waiver and the contractual fee waiver is to reduce the fund’s ordinary operating expense ratio to 0.29% for Class A, 0.19% for Class P and 0.17% for Class I until December 31, 2018. A description of the current contractual expense limitation arrangements may be found in the fee table included under the “Fees and expenses” section of the Summary Prospectuses.

The “Management fees” in the fee table included under the “Fees and expenses” section of the Summary Prospectuses include the advisory fee.

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UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

II. Class AP Summary Prospectus Changes

Effective immediately, the Class AP Summary Prospectus is hereby revised as follows:

The section captioned “Fees and expenses” on page 1 of the Class AP Summary Prospectus is revised by adding the following to the paragraph under that section:

In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in classes other than Class P that have different fees and expenses.

The section captioned “Payments to broker-dealers and other financial intermediaries” on page 5 of the Class AP Summary Prospectus is revised by replacing the first sentence of that section in its entirety with the following:

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and UBS AM and its affiliates may pay the intermediary for the sale of fund shares and related services or other shareholder services.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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